Investor Presentation QUARTER ENDED MARCH 31, 2020 Exhibit 99.1

WHO IS
BRIXMOR?

- We are one of the largest open-air retail landlords in the US, with a nationally diversified portfolio of 400 shopping centers
- We strive for our properties to be the "centers of the communities we serve" by thoughtfully merchandising our centers with non-discretionary essential uses and value-oriented retail
- We are well-positioned to meet the needs of today's consumer
  - ~70% of centers are grocery-anchored
  - High quality, diversified portfolio with ~5,000 national, regional and local tenants
  - Located in close proximity to households, effectively serving as last mile distribution
  - Convenient, drive-up format easily enables click and collect or curb-side pickup

PORTFOLIO QUICK FACTS

Number of shopping centers	400
GLA	70M SF
Average shopping center size	175K SF
Percent billed	89.1%
Percent leased	92.2%
Percent leased – Anchors (≥ 10K SF)	95.4%
Percent leased – Small shops (< 10K SF)	85.1%
Average grocer sales PSF [1]	~$570
Average grocer occupancy cost [1]	< 2%

FLEXIBLE RETAIL FORMAT [2]



75% Community / Neighborhood
13% Power center
11% Grocery-anchored regional center
1% Other

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Why invest with us at Brixmor?

POSITIONED TO OUTPERFORM OVER THE LONG-TERM We have a high quality, diversified portfolio of open-air shopping centers that serve essential consumer needs We own a retail product type that is well-positioned for the future We can generate attractive long-term growth at lower risk We benefit from a best-in-class, fully integrated national operating platform with the capabilities necessary to maximize portfolio value We have a demonstrated track record of disciplined capital allocation We have substantial liquidity and no near-term debt maturities, providing critical financial and operational flexibility We are committed to being socially responsible, guided by our mission to be the “center of the communities we serve” WHY BRIXMOR?

We have a high quality, diversified portfolio of open-air shopping centers that serve essential consumer needs

WHY BRIXMOR?

MERCHANDISE MIX MATTERS

Portfolio Composition[1]

- ~70% of centers are grocery-anchored
- 59% of portfolio ABR is derived from essential / hybrid retailers



Other Retailers / Services
41%
Essential
35%
Hybrid
24%

Merchandise Mix Composition[1]

Merchandise Mix	% of Portfolio ABR	% of April Rent Collected as of 5/28/20	% of May Rent Collected as of 5/28/20
ESSENTIAL RETAILERS	35%	95.0%	92.7%
Grocery / Pharmacy	16%	99.0%	97.7%
General Merchandise (Discount / Dollar)	4%	97.4%	95.8%
Financial Services	3%	98.4%	97.4%
Pet	3%	72.7%	66.3%
Medical (Essential)	2%	92.5%	91.9%
Home Improvement	2%	89.2%	89.1%
Mail / Shipping and Other Services	2%	85.5%	70.1%
Other Essential	2%	99.2%	99.1%
Auto	1%	92.8%	91.5%
HYBRID RETAILERS	24%	67.5%	60.3%
Restaurants	14%	63.0%	56.0%
Electronics & Appliance	3%	88.2%	65.3%
Medical (Hybrid)	2%	68.4%	61.8%
Hobby & Crafts	2%	43.9%	53.8%
Liquor	1%	99.3%	95.6%
Other Hybrid Services	1%	98.1%	93.3%
Other Hybrid Retail	1%	50.1%	45.0%
OTHER RETAILERS / SERVICES	41%	51.4%	33.0%
Other Services	7%	67.5%	57.2%
Off-Price Apparel	7%	88.5%	30.2%
Value Apparel, Shoes, Accessories	5%	22.6%	17.2%
Fitness / Sports	5%	23.8%	15.8%
Home Décor	4%	35.7%	19.2%
Other Retail	4%	39.6%	31.5%
General Merchandise (Department, Gift, etc.)	4%	68.7%	43.4%
Health & Beauty	3%	72.1%	69.7%
Entertainment	2%	19.6%	12.3%
TOTAL	100%	70.2%	60.1%

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Top Retailers by ABR Retailer Stores % of ABR % of GLA Credit Rating (S&P / Moody’s) 86 3.4% 3.7% A / A2 50 2.8% 4.7% BBB / Baa1 126 1.8% 2.1% BBB- / Baa3 26 1.6% 1.9% BB / Ba2 29 1.4% 1.8% NR 37 1.3% 1.4% BBB+ / A2 21 1.3% 1.6% BBB / Baa1 15 1.3% 0.9% CCC+ / Caa1 15 1.1% 1.2% B+ / B1 30 1.1% 1.1% B+ / Ba2 Top 10 Total 435 17.1% 20.4% PORTFOLIO DIVERSIFICATION WHY BRIXMOR? Retailer Strength and Diversification Geographic Diversity Strong tenant credit profile with no significant concentration No single tenant represents more than 3.4% of ABR Top 10 tenants represent only 17.1% of ABR 70.7% April rent collected 59.4% May rent collected 70.9% April rent collected 62.0% May rent collected 72.2% April rent collected 61.6% May rent collected 67.4% April rent collected 57.2% May rent collected No single MSA represents more than 8% of ABR Portfolio diversified over 130 discrete MSAs Portfolio by Region (by % of Portfolio ABR; April and May rent collection as of 5/28/20)

We own a retail product type that is well-positioned for the future

WHY BRIXMOR?
BRIXMOR CENTERS POSITIONED FOR THE FUTURE

COVID crisis has amplified key characteristics necessary for the success of retail centers

Key Characteristics	Case Study: Village at Mira Mesa – San Diego, CA
1. Proximity to consumer proving vital as more value is placed on time and convenience	• Core asset in southern California positioned along main thoroughfare connecting two major interstate highways • Surrounded by a daytime population of >192K as well as a population of >105K residents with an average household income of >$117K within a 3-mile radius
2. Physical brick & mortar stores are critical to retailer's ability to reach consumers and have become an integral component of the supply chain ○ Crisis has highlighted need for overhaul of traditional "just-in-time" inventory management	• Retailers continue to innovate the physical store environment to seamlessly serve their customers ○ Reducing friction at check-out, buy online pick-up in store ("BOPIS"), curbside pick-up, micro-fulfillment • During the crisis, 40% of Mira Mesa's tenants offered convenience to their customers through curbside pick-up or take-out
3. Flexibility of the shopping center format is a competitive advantage as retailers adapt to changing consumer needs and behaviors	• Ongoing phased redevelopment of property including re-tenanting/expansion of an anchor tenant vacancy with Sprout's Farmers Market, BevMo, Michaels and Five Below • Sustainable features including solar array installation, LED lighting, smart irrigation and lighting control and electric vehicle charging stations
4. Relevancy to communities can be continuously enhanced through strategic merchandising and proactive operational management	• Merchandising to diverse consumer base including high income Carmel Valley residents, tech community, Pilipino residents and nearby Miramar Air Base ○ Broad retailer base including 70% national / regional retailers and 30% local retailers ○ Highly productive Vons grocer with average sales of $730 PSF; newly added Sprout's experiencing high traffic

Proximity to Consumers



Physical Stores Critical to Retailer Success


PICKUP
CHIPOTLE

Relevancy to community through merchandising and management


SPROUTS
VONS

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IMPORTANCE OF BRICK & MORTAR Brixmor’s shopping centers offer flexibility for retailers and proximity to consumers to assist our tenants in utilizing BOPIS and curbside options to drive sales, engage safely with customers, and cut delivery costs WHY BRIXMOR? “In support of our digital strategy, we place our stores at the center of fulfillment, which gives us both speed and efficiency. This structure also allows our teams to pivot seamlessly when our guests' channel preferences change.” “The curbside pickup option put in place at all of our locations was a popular choice as our buy online pickup in store sales increased over 20% in the quarter.” “We recently launched Curbside Pickup, which is now available at more than 700 Ulta Beauty stores… and will be opening at many more stores in the coming weeks.” “We’re expanding our network of contactless curbside locations, so even more of our customers can conveniently buy online and pick up at store in just a few hours.” “We continue to see our store portfolio as one of the core assets of our strategy going forward... they're located off-mall, in suburban neighborhoods where our customers live and work.” 1 1 “We retained 81% of last year's sales during the last six weeks of the quarter as we operated in the new model.” 1 1 2 “We’re now offering curbside pickup to make getting your essentials more convenient while we all continue social distancing. Just pull up, give the store a call, and we’ll bring out your order.” 2 BOPIS existed pre-COVID. Curbside pick-up was implemented post-COVID. BOPIS and Curbside pick-up implemented post-COVID. 1 “We continue to leverage our unique assets...with same day delivery out of the supercenter, but...also leveraging the 2,500 stores to do fulfillment to take up some of the excess capacity that we needed and didn't have in the fulfillment centers.” 1 “With a vast majority of our stores located in strip centers and many in close proximity to grocery stores, our store locations are a convenient shopping visit for people making fewer trips from home.” 2

We can generate attractive long-term growth at lower risk

17% 88% 100% 68% UNIQUELY POSITIONED PORTFOLIO WHY BRIXMOR? More Upside Less Downside Proactive risk reduction and strategic remerchandising over the last four years have resulted in lower relative watchlist exposure Reducing exposure ↓ Increasing market share ↓ Attractive rent basis due to historic portfolio under-investment and under-management TTM new lease spreads of 30% ($M) Tailwinds from rent basis Tailwinds from executed leasing $43M of ABR from leases signed but not yet commenced 68% expected to commence by year end 2020

CONTINUED OPPORTUNITY TO INVEST IN ASSETS & DRIVE FUTURE GROWTH At lower risk Effectively pre-leased Highly accretive returns Smaller project sizes / shorter timelines Incremental follow-on growth impact Small percent of enterprise value in program, with outsized impact No new ground-up development No mixed-use projects Measured value creation pipeline focused on essential and value-oriented retailers and services WHY BRIXMOR? Seminole Plaza – Tampa, Florida Redevelop and rightsize existing Burlington Stores to accommodate addition of a Sprouts Farmers Market Remerchandise additional small shop space with relevant retailers Shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades Net estimated costs of $9M Expected NOI yield of 9% Driving accretive returns Expanding future growth Improving intrinsic value Reinvestment is a value multiplier

We benefit from a best-in-class, fully integrated national operating platform with the capabilities necessary to maximize portfolio value

NATIONAL OPERATING PLATFORM Durable business plan proven before, during and after COVID-19 WHY BRIXMOR? Retooled platform and business plan Over the last four years, we have built a best-in-class operating platform Fully integrated, multi-disciplinary national operating platform positioned to drive asset value Delivering sector leading leasing productivity through the combined efforts of National Accounts and Regional leasing teams Comprehensive platform leverages national presence and retailer relationships while benefiting from local market knowledge and expertise Providing superior operational service and support, with a focus on cost-efficiency and sustainability Executing on accretive, low risk, value enhancing reinvestment projects Recycling capital proactively, with a focus on maximizing the risk-adjusted hold IRR of the portfolio Leasing Operations Reinvestment Capital Recycling

WHY BRIXMOR?

HELPING OUR RETAILERS SUCCEED DURING COVID-19

BrixAssist

Ensuring we support local businesses through the crisis

- Maintaining a robust BRX COVID resource website geared specifically to local, small shop tenants
- Providing local, small shop tenants with assistance in accessing federal and state relief programs (i.e. SBA consultants for the PPP program)
- Supporting all tenants onsite, including through the use of additional signage and the accommodation of curbside pick-up
  - Providing incremental storage and security, as required
  - Focusing on safety and hygiene considerations at our centers
- Assisting restaurant tenants through a Restaurant Re-Emergence Mastermind Program
- Amplifying the messaging of our tenants through our own social media efforts
- Actively engaging in public advocacy initiatives

Tenant Strategy

Ongoing communications with tenants is our top priority

- Primary focus is to assist all tenants in our portfolio who have been forced to temporarily close with re-opening as seamlessly as possible
  - Special attention given to supporting the recovery of local, small shop tenants
- Active negotiations are underway with impacted tenants for short-term rent deferrals
  - Realizing opportunities to unlock value with national tenants in exchange for rent deferrals
    - Eliminating restrictive use clauses
    - Removing redevelopment or outparcel restrictions
    - Executing certain targeted renewals and option exercises

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We have a demonstrated track record of disciplined capital allocation

PORTFOLIO AND PLATFORM TRANSFORMATION PROVIDING STABILITY & GROWTH Actions taken over last four years have positioned Brixmor to navigate today’s environment and thrive as COVID-19 dissipates WHY BRIXMOR? Rationalized portfolio footprint Strengthened balance sheet Disciplined value enhancing reinvestments Increased market share with thriving tenants $1.7B Dispositions over the last four years $1.2B Liquidity >$450M Accretive reinvestment projects delivered over last four years1,2 8.3M SF New leases executed in last four years Disposed of higher risk assets Elevated the efficiency and long-term growth profile of the Company Fully unencumbered portfolio No debt maturities until 2022 Replaced underperforming anchor tenants with relevant uses Average NOI yields of 11%

ABILITY TO MODERATE REINVESTMENTS DURING COVID-19 Curtailed spending on certain projects, reducing projected 2020 spend by $110M (including maintenance capital expenditures) Preserves precious liquidity in 2020, while maintaining the growth and long-term value creation embedded in signed leases Expect to stabilize ~$105M of projects during 2020, including $41M of projects stabilized in the first quarter Reinvestment pipeline remains an attractive value multiplier WHY BRIXMOR? Expected Deliveries of In Process Pipeline ($M) 13 Projects 33 Projects 4 Projects Rockland Plaza | New York, NY Beneva Village Shoppes | North Port, FL Seminole Plaza | Tampa, FL

We have substantial liquidity and no near-term debt maturities, providing critical financial and operational flexibility

BALANCE SHEET PROVIDING MAXIMUM FLEXIBILITY $1.2B of available liquidity, comprised of ~$600M of cash and ~$600M of revolver capacity Entirely unencumbered portfolio, providing substantial financial and operational flexibility Dividend temporarily suspended, to be evaluated quarterly Committed to emerging from crisis in position of strength Capitalize on the recovery Resume a secure and growing dividend WHY BRIXMOR? Minimal near-term debt maturities ($M) Capitalization & Ratios Debt Statistics Weighted avg. stated interest rate 3.5% Weighted avg. maturity 4.9 years Fixed / Variable 86.5% / 13.5% Unencumbered ABR 100.0% Leverage & Coverage Ratios Net principal debt to Adjusted EBITDA 6.6x Fixed charge coverage 4.0x Credit Ratings Fitch BBB- / Positive Moody’s Baa3 / Stable S&P BBB- / Stable

We are committed to being socially responsible, guided by our mission to be the “center of the communities we serve”

FOUNDED IN THE WELL-BEING OF OUR STAKEHOLDERS Our Corporate Responsibility (CR) strategy is driven by our culture, our properties and our stakeholders and guided by our mission to be the centers of the communities we serve Brixmor’s Board of Directors oversees the CR strategy and drives its implementation Conducts regular reviews of company initiatives and practices Evaluates company goals, progress and disclosures to ensure we remain at the forefront of the industry CORPORATE RESPONSIBILITY Our Culture Our Properties Our Stakeholders Our Culture Nurturing an inclusive and collaborative workplace with deep employee engagement and high ethical standards rooted in integrity, personal accountability and trust. Our Properties Redeveloping and managing assets to reflect the unique character and needs of each community while minimizing environmental impact and helping to unite and define local communities. Our Stakeholders Creating true partnerships that improve the social, economic and environmental well-being of all stakeholders while generating stable long-term growth and maintaining our commitment to match vibrant retail with thriving communities to be the centers of the communities we serve. View Brixmor’s Corporate Responsibility Report at: https://www.brixmor.com/why-brixmor/corporate-responsibility

PARTNERSHIP, INTEGRITY & COMMITMENT Assisting our retailers to weather the current environment OUR TENANTS DURING COVID-19 Barret Place | Atlanta, GA Best Buy curb-side pick-up Safe disposal areas for gloves and masks Takeout and curb-side pickup signage Reserved parking signage for curb-side pickup Ensuring we support local businesses through the crisis Maintaining a robust BRX COVID resource website geared specifically to local, small shop tenants Providing local, small shop tenants with assistance in accessing federal and state relief programs (i.e. SBA consultants for the PPP program) Supporting all tenants onsite, including through the use of additional signage and the accommodation curbside pick-up Providing incremental storage and security, as required Focusing on safety and hygiene considerations at our centers Assisting restaurant tenants through a Restaurant Re-Emergence Mastermind Program Amplifying the messaging of our tenants through our own social media efforts Actively engaging in public advocacy initiatives

BEING THE CENTER OF THE COMMUNITIES WE SERVE Safely supporting philanthropic and volunteer efforts including Food donation and pick-up locations supported by Brixmor through corporate donations and Facebook ads Hosting blood donation drives and mobile COVID testing centers, where feasible Facilitating farmers markets and food trucks in accordance with municipality guidelines Providing welcoming and safe places to shop within our communities OUR PROPERTIES DURING COVID-19 Festival Centre | Charleston, SC Blood Donation Drive Village Plaza | Dallas, TX ALL G's BBQ & Soul Food truck Superior Marketplace | Denver, CO Wayne’s Smoke Shack food donation Burlington Square | Boston, MA Blackbird Cafe food donation Braes Oaks Center | Houston, TX Braes Oaks Farmers Market Martin Downs | Port St. Lucie, FL Drive-In Movie Screening

COMMUNICATION, CONNECTIVITY & SUPPORT Seamlessly transitioned employees to work from home in early March Communication Initiated weekly all-employee calls “The Brixmor Daily” bulletins distributed with helpful hints and inspirations to combat working from home Conducted employee “check-in” survey and added benefits based on these results Personal and Professional Support Offering free 24/7 access to licensed therapists to all employees Enhanced virtual training for company tools and applications Health and well-being “Stay Active, Stay Healthy” weekly step challenges Group Peloton rides Company-wide recipe exchange Committed to creating and sustaining a positive work environment during uncertain times OUR CULTURE DURING COVID-19

OUR PROPERTIES

RELEVANT, VIBRANT, SUSTAINABLE

GOLD LEVEL RECOGNITION

GREEN STAR RECIPIENT

- Operating responsibly while reducing our environmental impact
  - Reductions in electric / water usage and greenhouse gas emissions
  - Conversion to LED lighting
  - Development of on-site renewable energy through green lease provisions facilitating the installation of solar panels and providing tenants with lower cost renewable energy systems
  - Installation of electric vehicle charging stations

Consistent and meaningful progress against 2025 targets*

>22%

Electricity reduction from 2014 baseline for common area usage[1]

Target: 40% reduction

>30%

Greenhouse gas emissions reduction from 2014 baseline for common area utility use[1]

Target: 40% reduction

~75%

Properties upgraded to LED as of the end of 2019[2]

Target: 100% of portfolio

5.6MW

Megawatts of rooftop solar developments installed or under construction[2]

Target: 20MW installed

9%

Properties with installed electric vehicle charging stations, charging over 3.0M miles in 2019[2]

Target: 25% of portfolio

*Progress measured against 2014 baseline data.
1. Data as of December 31, 2018.
2. Data as of December 31, 2019.

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OUR STAKEHOLDERS

CORPORATE GOVERNANCE LEADING THE INDUSTRY

Ranked 1st of all public REITS in Green Street's 2019 corporate governance rankings

Ranked 1st among REITS for best ESG / SRI Metrics and Corporate Governance by Institutional Investor

Experienced, diversified and effective Board of Directors

89%	1/3	58 years	5 years	>75%
Independent Directors	Female Directors	Average Director age	Average Director tenure	Director attendance at 2019 meetings

Board Composition

● Member ★ Chair

			Committee Membership			Expertise				
Board Member	Age	Director Since	Audit	Compensation	Nominating & Corporate Governance	CEO	Investment / Financial	Other Public Company Board	Real Estate	Retail / Consumer
Jim Taylor	53	2016				✓	✓		✓	
John Schreiber	73	2013		●	●	✓	✓	✓	✓	
Michael Berman	62	2013	★				✓	✓	✓	
Julie Bowerman	51	2019			●					✓
Sheryl Crosland	67	2016	●				✓		✓	
Thomas Dickson	64	2015		●		✓	✓	✓	✓	✓
Daniel Hurwitz	56	2016		●		✓	✓	✓	✓	✓
William Rahm	41	2013		★	●		✓	✓	✓	
Gabrielle Sulzberger	59	2015	●		★		✓	✓		✓

Data as of December 31, 2019.

Governance Profile

- ✓ Unclassified Board of Directors
- ✓ Mandatory board retirement age of 75
- ✓ Strong director and officer stock ownership
- ✓ No supermajority voting standards
- ✓ Majority voting for directors
- ✓ Separate Chairperson and CEO
- ✓ Opted out of the Maryland business combination and control share acquisition statutes
- ✓ No poison pill
- ✓ Stockholder ability to amend bylaws
- ✓ Pledging and hedging of BRX stock by directors and executive officers prohibited
- ✓ No cumulative voting
- ✓ Board of Directors oversees corporate responsibility initiatives

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Additional Information

GENERAL INFO & FUNDAMENTALS REITs What is a REIT? A REIT, or Real Estate Investment Trust, is a company that owns, operates or finances income-producing real estate. Modeled after mutual funds, REITs give all investors access to the benefits of real estate investment along with the advantages of investing in a publicly traded stock How to qualify as a REIT: Invest at least 75% of total assets in real estate Derive at least 75% of gross income from real estate investments Must have a minimum of 100 shareholders and no more than 50% of shares held by five or fewer individuals Distribute at least 90% of taxable income to shareholders annually through dividends Nearly all REITs pay at least 100% to avoid taxation Allows shareholders to share in a REITs cash flow growth Why invest In REITs? Source: RBC Capital Markets, Nareit. Dividends Reliable income returns through a variety of market conditions 20% deduction of any qualified REIT dividends (Tax Cut and Jobs Act of 2017 Sec 199A) Performance The real estate market is the primary driver of REIT returns, therefore REITs may be used as a liquid proxy for gaining access to the entire asset class Reduce portfolio volatility Liquidity Bought & sold daily like other stocks, mutual funds and ETFs REITs have made it easier to rebalance portfolios Diversification Low correlation with other stocks and bonds Historically have increased portfolio returns and reduced portfolio risk Offer a balance of capital appreciation and income

Footnotes & Sources

FOOTNOTES & SOURCES DISCLAIMER Safe Harbor Language This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes to differ materially from forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, its tenants, the real estate market, the global economy and the financial markets. The extent to which the COVID-19 pandemic impacts the Company, its tenants, and consumer behavior and will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Page 3Who Is Brixmor? Based on most recent tenant reported information. By ABR. Community Centers include properties with total GLA between 125K - 400K SF. Neighborhood Centers include properties with total GLA less than 125K SF. Grocery-Anchored Regional Centers include properties greater than 250K SF with small shop spaces accounting for less than 30% of total property GLA, and that have a traditional or specialty grocer at the property (either owned or non-owned). Power Centers include properties greater than 250K SF with small shop spaces accounting for less than 30% of total property GLA, and that do not have a traditional or specialty grocer at the property (either owned or non-owned). Other includes lifestyle centers, unanchored strip centers and single tenant centers. Page 7Merchandise Mix Matters Essential refers to businesses deemed necessary for day-to-day living; Hybrid refers to businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions; Other Retail / Services refers to businesses deemed non-essential for day-to-day living. Page 19 Portfolio and Platform Transformation Providing Stability & Growth Excludes projects completed at properties that have been sold. Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits). NOI yield is calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).